Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)

Fremont General Corporation	Case Number:	8:08-bk-13421
	Operating Report Number:	11
Debtor	For the Month Ending:	30-Apr-09
I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)			14,107,545

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			14,102,642

3. BEGINNING BALANCE:			4,904

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing		—

Accounts Receivable — Pre-filing		—

General Sales		—

Other (Specify)	Transfers from Money Market Acct	1,017,000

Other (Specify)	Insurance Proceeds - legal expense reimbursement	2,977,350

TOTAL RECEIPTS THIS PERIOD:			3,994,350

5. BALANCE:			3,999,255

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)			2,957,377

Disbursements (from page 2)			1,036,855

7. ENDING BALANCE:			5,023

8. General Account Number(s):	Well Fargo # xxxxxx1638 (2)

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking
350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transferred	Disbursed	Amount
4/1/2009	wire	Bowne of Los Angeles Inc	A/P vendor payments		$1,370	$1,370
4/1/2009	wire	Barney Northcote	Director Fees		5,833	5,833
4/1/2009	wire	Robert Shackleton	Director Fees		5,833	5,833
4/1/2009	wire	John Charles Loring	Director Fees		5,833	5,833
4/1/2009	wire	Mark Schaffer	Director Fees		5,833	5,833
4/1/2009	wire	David S. Depillo	Director Fees		5,833	5,833
4/1/2009	wire	Kurtzman Carson Consultants	Professional fees		10,726	10,726
4/1/2009	wire	KPMG Corporate Finance LLC	Professional fees		26,527	26,527
4/1/2009	6000000413	Environetics	A/P vendor payments		775	775
4/1/2009	6000000414	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,444	1,444
4/1/2009	6000000415	LA Fine Arts	A/P vendor payments		330	330
4/1/2009	6000000416	Stephen H. Gordon	Director Fees		5,833	5,833
4/8/2009	wire	FTI Consulting	Professional fees		107,848	107,848
4/8/2009	wire	Epstein, Becker, & Green P.C.	Professional fees		128,917	128,917
4/8/2009	wire	Patton Boggs LLP	Professional fees		133,607	133,607
4/15/2009	wire	Fremont General Corporation	Bank Account Transfer	2,957,377		2,957,377
4/15/2009	6000000417	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,444	1,444
4/15/2009	6000000418	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,343	1,343
4/15/2009	6000000419	Mellon Investor Services LLC	A/P vendor payments		2,795	2,795
4/15/2009	6000000420	US Trustee	US Trustee Quarterly Fee		10,400	10,400
4/15/2009	6000000421	West Payment Center	A/P vendor payments		3,483	3,483
4/20/2009	wire	Wells Fargo	Client Analysis Service Charge		2,816	2,816
4/22/2009	wire	Bowne of Los Angeles Inc	A/P vendor payments		895	895
4/22/2009	wire	Wells Fargo	Corporate Trust Annual Fee		2,500	2,500
4/22/2009	wire	Caldwell Law Firm	Professional fees		14,007	14,007
4/22/2009	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		42,762	42,762
4/22/2009	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		131,140	131,140
4/22/2009	wire	Stutman, Treister, and Glatt PC	Professional fees		191,611	191,611
4/29/2009	wire	CRG Partners Group LLC	Professional fees		4,158	4,158
4/29/2009	wire	Epstein, Becker, & Green P.C.	Professional fees		79,452	79,452
4/29/2009	wire	Patton Boggs LLP	Professional fees		95,425	95,425
4/29/2009	6000000422	LA Fine Arts	A/P vendor payments		330	330
4/29/2009	6000000423	Merrill Lynch Pierce Fenner and Smith Inc.	Trustee Fee for SERP / EBP		5,750	5,750

			TOTAL DISBURSEMENTS THIS PERIOD:	$2,957,377	$1,036,855	$3,994,231

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:			4/30/2009

Balance on Statement:			$11,103

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
6000000422	4/29/2009	330

6000000423	4/29/2009	5,750

TOTAL OUTSTANDING CHECKS:			$6,080

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$5,023

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR REPORTS		31,721,231

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR REPORTS		7,140,766

3. BEGINNING BALANCE:		24,580,464

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from General Account	2,957,377

Interest Income	2,532

TOTAL RECEIPTS THIS PERIOD:		2,959,908

5. BALANCE:		27,540,372

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 5)		1,017,000

Disbursements (from page 5)		2,998

7. ENDING BALANCE:		26,520,374

8. COMMERCIAL MONEY MARKET ACCOUNT Number(s):	xxxxxx8097

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking
350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee	Purpose	Transferred	Disbursed	Amount
4/1/2009	wire	Fremont General Corporation	Bank account transfer	$76,000		$76,000
4/8/2009	wire	Fremont General Corporation	Bank account transfer	370,000		370,000
4/20/2009	wire	Wells Fargo	Client Analysis Service Charge		2,998	2,998
4/22/2009	wire	Fremont General Corporation	Bank account transfer	386,000		386,000
4/29/2009	wire	Fremont General Corporation	Bank account transfer	185,000		185,000

			TOTAL DISBURSEMENTS THIS PERIOD:	$1,017,000	$2,998	$1,019,998

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2009

Balance on Statement:	$26,520,374

     Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$26,520,374

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments not
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	made (Number)	Total Due

—	—	—	—	—

			TOTAL DUE:	—

III. TAX LIABILITIES
FOR THE REPORTING PERIOD:
April 30, 2009

Gross Sales Subject to Sales Tax:	—

Total Wages Paid:	—

	Total Post-Petition		Date Delinquent
	Amounts Owing	Amount Delinquent	Amount Due
Federal Withholding	—	—	N/A
State Withholding	—	—	N/A
FICA- Employer’s Share	—	—	N/A
FICA- Employee’s Share	—	—	N/A
Federal Unemployment	—	—	N/A
Sales and Use	—	—	N/A
Real Property	—	—	N/A
Other:

TOTAL:	—	—

I. D SUMMARY SCHEDULE OF CASH
ENDING BALANCES FOR THE PERIOD:           4/30/2009
(Provide a copy of monthly account statements for each of the below)

	General Account:		5,023
	Money Market Account:		26,520,374
	Payroll Account:	(1)	N/A

Other Accounts:

Other Monies:

	Petty Cash (from below):		—

TOTAL CASH AVAILABLE:				26,525,397

Petty Cash Transactions:
Date	Purpose		Amount

TOTAL PETTY CASH TRANSACTIONS:			N/A	—

(1)	The Debtor’s payroll account has been closed.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	4,094	—	—
31 - 60 days	12,148	—	—
61 - 90 days	3,483		—
91 - 120 days	—		—
Over 120 days	21,273	118,819

TOTAL:	40,998	118,819	—

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	4/01/09-7/01/09	7/1/09
Continental Casualty	Excess D&O	15,000,000	4/01/09-7/01/09	7/1/09
U.S. Specialty	Excess D&O	15,000,000	4/01/09-7/01/09	7/1/09
RSUI Indemnity	Excess D&O	15,000,000	4/01/09-7/01/09	7/1/09
Allied World Natl	Excess D&O	10,000,000	4/01/09-7/01/09	7/1/09
U.S. Specialty	Excess D&O	10,000,000	4/01/09-7/01/09	7/1/09
Liberty Mutual	Excess D&O	10,000,000	4/01/09-7/01/09	7/1/09
Navigators Ins.	Excess D&O	10,000,000	4/01/09-7/01/09	7/1/09
Westchester Surplus	Excess D&O	10,000,000	4/01/09-7/01/09	7/1/09
Platte River	Excess D&O	10,000,000	4/01/09-7/01/09	7/1/09
Scottsdale Ins.	Excess D&O	5,000,000	4/01/09-7/01/09	7/1/09
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	4/01/09-7/01/09	7/1/09
XL Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-7/01/09	7/1/09
U.S. Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-7/01/09	7/1/09
Navigators Ins.	Excess Fiduciary Liability	10,000,000	4/01/09-7/01/09	7/1/09
Allied World Natl	Excess Fiduciary Liability	5,000,000	4/01/09-7/01/09	7/1/09
Westchester Surplus	Excess Fiduciary Liability	5,000,000	4/01/09-7/01/09	7/1/09
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	15,000,000	4/01/09-7/01/09	7/1/09
Zurich American	Excess Crime Coverage	15,000,000	4/01/09-7/01/09	7/1/09
Continental Ins.	Excess Crime Coverage	10,000,000	4/01/09-7/01/09	7/1/09
Federal Insurance	Errors & Omissions	5,000,000	4/01/09-7/01/09	7/1/09
U.S. Specialty	Excess E&O	5,000,000	4/01/09-7/01/09	7/1/09
Federal Insurance	Commercial Automobile	1,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Excess and Umbrella	5,000,000	1/01/09-1/01/10	1/1/10
Great American	Excess Umbrella	20,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Package	14,499,247	1/01/09-1/01/10	1/1/10
State Compensation Fund of CA	Workers Compensation	1,000,000	1/01/09-1/01/10	1/1/10

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

	Total Disbursements				Quarterly Fees Still
Quarterly Period Ending (Date)	(during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Owing
June 30, 2008	0	325	22-Aug-2008	325	—
June 30, 2008	0	1	1-Oct-2008	1	—
September 30, 2008	851,493	4,875	19-Nov-2008	4,875	—
December 31, 2008	3,817,827	10,400	21-Jan-2009	10,400	—
March 31, 2009	3,442,105	10,400	15-Apr-2009	10,400	—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—

		26,001		26,001	—

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order Authorizing		Gross Compensation
Name of Insider	Compensation	Authorized Gross Compensation	Paid During the Month

No compensation disbursements made to insiders during the period.
VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During the
Name of Insider	Compensation	Description	Month

Robert Shackleton	9/29/08	Director fees	5,833
Mark Schaffer	9/29/08	Director fees	5,833
John Charles Loring	9/29/08	Director fees	5,833
Barney Northcote	9/29/08	Director fees	5,833
David S. Depillo	9/29/08	Director fees	5,833
Stephen H. Gordon	9/29/08	Director fees	5,833

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	4/30/09	6/19/08-4/30/09
Sales/Revenue:
Net Sales/Revenue	$—	$—
Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—
Gross Profit	—	—
Other Operating Income (Itemize)	—	—

Operating Expenses:
Payroll — Insiders	—	—
Compensation- regular (intercompany allocation)	104,216	1,473,173
Compensation- group insurance	—	—
Compensation- 401(k)/ESOP/Incentive	5,754	(1,714,604)
Occupancy	2,817	501,031
Payroll Taxes		—
Other Taxes (Itemize)	—	—
Information systems	1,444	29,635
Advertising and promotion		23,635
Telecom	—	2,932
Travel		1,243
Printing and supplies	1,710	18,503
Postage		(29,156)
All other	69,244	465,524
Depreciation and Amortization	(523)	20,160
Rent Expense — Real Property		—
Lease Expense — Personal Property	—	—
Insurance	163,663	1,695,292
Miscellaneous Operating Expenses (Itemize)	—	—
Total Operating Expenses	348,325	2,487,368

Net Gain/(Loss) from Operations	(348,325)	(2,487,368)

Non-Operating Income:
Interest Income	2,533	211,414
Net Gain on Sale of Assets (Itemize)	—	—
Other — Equity in Earnings of Subsidiaries	137,119	157,501,180
Other (Itemize) — SERP	—	(75,276)

Total Non-Operating income	139,652	157,637,318

Non-Operating Expenses:
Interest Expense (1)	23,914	248,706
Legal and Professional (Itemize) (2)	641,333	9,016,672
Other (Itemize)	—	—
Total Non-Operating Expenses	665,247	9,265,378

NET INCOME/(LOSS)	$(873,920)	$145,884,572

Notes:

(1)	Represents amortization of capitalized debt issuance costs.

(2)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	$26,525,397
Accounts Receivable	118,819
Intercompany Receivable	607,164
Prepaid Expenses	3,342,180
Other (Itemize) — SERP / EBP Accounts & Other Benefit Accounts	11,776,641
Other (Itemize) — Investment — FG Financing	3,092,777

Total Current Assets		45,462,978

Property, Plant, and Equipment	168,996
Accumulated Depreciation/Depletion	(14,391)

Net Property, Plant, and Equipment		154,605

Other Assets (Net of Amortization):
Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	14,922
Investment in Subsidiary	442,084,205

Total Other Assets		442,099,127

TOTAL ASSETS		$487,716,710

LIABILITIES
Post-petition Liabilities:
Accounts Payable	40,998
Accruals (1)	2,009,204
Taxes Payable	—
Professional fees	—
Accrued Interest Payable	—
Other	5,488,448

Total Post-petition Liabilities		7,538,650

Pre-petition Liabilities / Liabilities Subject to Compromise:
Priority Liabilities	—
Unsecured Liabilities (1)	341,600,449

Total Pre-petition Liabilities		341,600,449

TOTAL LIABILITIES		349,139,099

EQUITY:
Pre-petition Owners’ Equity	(17,544,686)
Post-petition Profit/(Loss)	145,884,572
Direct Charges to Equity	10,237,725

TOTAL EQUITY		138,577,611

TOTAL LIABILITIES & EQUITY		$487,716,710

Notes:

(1)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	X

		No	Yes
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	X

3.	State what progress was made during the reporting period toward filing a plan of reorganization. There is currently no update on the Debtor’s plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case:
None

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

	None	No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	X

I,	Thea Stuedli, Chief Financial Officer of Fremont General Corporation declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.